DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Worldwide Dollar
Money Market Fund for the six-month fiscal period ended April 30, 1997. The
Fund produced an annualized yield of 4.81% and, after taking into account the effect of compounding, the annualized effective yield was 4.92%.*
ECONOMIC REVIEW
    The Federal Reserve Board (the "Fed") decision in March to tighten monetary policy appears to have been justified by the reported 5.6% growth in first quarter Gross Domestic Product ("GDP") and by the drop to 4.9% in April's unemployment rate. At present, economic debate is divided between a) those who believe that moderating second quarter economic data should keep
Federal Reserve policy on hold, and b) those who believe the economy is fundamentally too strong, warranting higher rates. Views on the potential inflationary risks clearly distinguish these camps. Current market interest rates are range-bound until the policy outlook becomes clearer. We believe that some tightening is likely in coming months, and this should temper overall growth in order to sustain the present business cycle.
    It has been almost a decade since the growth rate has reached the level of the first quarter's 5.6% GDP. Virtually every major economic sector contributed positively to growth. Early evidence for the second quarter revealed rising new orders, which portends continued strength in exports and capital spending. Real disposable income grew 3.8% in the last year, which, if sustained, should support the upward cycle in consumer spending. By contrast, retail spending weakened in April and the housing sector slowed.
    April's unemployment rate of 4.9% confirmed a tight labor market, and this has heightened fears of future inflation; however, if inflation should stay subdued, then the risk from the combination of slowed economic growth and a tightening labor market is to corporate profits. Corporate profits have been surprisingly resilient and we expect overall profits to post modest gains in 1997.
    The economy is now embarked on the seventh year of this business cycle.
Economic growth is proving stronger than seen since the late 1980s, while inflation is still subdued. More Fed tightening would indicate a willingness to err on the side of caution and would thus help sustain the expansion.
THE MONEY MARKET
    The last quarter of 1996 and first quarter of 1997 saw little change in money markets, a welcome breather from the volatility of the spring, summer and early fall of 1996. However, the environment began to change as the year drew to a close. Signs of growing strength in the economy caused renewed concern that the Fed might need to raise the Federal Funds rate. This became especially worrisome after Fed Chairman Alan Greenspan cautioned against "irrational exuberance" in the equity markets.
    The Money Market yield curve continued to steepen after the March 25th decision by the Fed's Open Market Committee to raise interest rates, until data indicating slower second quarter growth eased market fears of multiple
Fed tightenings.

PORTFOLIO STRATEGY
    In this environment, we have shortened average maturities in the portfolio to give us added flexibility, and have kept a cash reserve available so that we can act on market opportunities as they come along. In this way, we hope to continue bringing you highly competitive yields from this Fund that has the ability to seek returns from dollar-denominated instruments abroad.
    Once again, we would like to express our appreciation for your confidence in the Dreyfus Worldwide Dollar Money Market Fund, Inc.
                              Sincerely,

                          [Patricia A. Larkin signature logo]

                              Patricia A. Larkin
                              Portfolio Manager
May 14, 1997
New York, N.Y.

* Annualized effective yield is based upon dividends declared daily and reinvested monthly.
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
DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                              APRIL 30, 1997 (UNAUDITED)
                                                                                                    Principal
Negotiable Bank Certificates of Deposit_39.1%                                                        Amount          Value
                                                                                                  ____________    ____________
Bankers Trust Co.
    5.89%, 1/9/98...........................................................                   $     25,000,000    $ 24,977,648
Bank Of Tokyo-Mitsubishi (Yankee)
    5.96%-6.02%, 10/17/97-11/3/97...........................................                         60,000,000      60,000,000
Bayerische Hypotheken-und Wechsel-Bank AG (London)
    5.78%, 1/9/98...........................................................                         25,000,000      25,004,363
Caisse Nationale de Credit Agricole (Yankee)
    5.75%, 12/8/97..........................................................                         50,000,000      50,000,000
Dai-Ichi Kangyo Bank Ltd. (Yankee)
    5.80%-5.83%, 6/27/97-10/15/97...........................................                         85,000,000      85,000,390
Deutsche Bank AG (Yankee)
    5.40%, 8/21/97..........................................................                         50,000,000      50,000,000
Fuji Bank Ltd. (Yankee)
    5.65%-5.82%, 5/27/97-6/30/97............................................                         35,000,000      35,000,000
Industrial Bank of Japan Ltd. (Yankee)
    5.62%-5.81%, 5/9/97-7/7/97..............................................                         70,000,000      70,000,000
Morgan Guaranty Trust Co.
    5.51%, 9/18/97..........................................................                         20,000,000      20,025,627
Sanwa Bank Ltd. (Yankee)
    5.49%, 5/19/97..........................................................                         15,000,000      15,000,142
Societe Generale (Yankee)
    5.80%-6.03%, 7/21/97-10/7/97............................................                        100,000,000      99,984,531
Sumitomo Bank Ltd. (Yankee)
    5.65%-6.02%, 5/27/97-10/17/97...........................................                         86,000,000      86,000,000
SwedBank (Yankee)
    5.49%-5.61%, 7/8/97-11/14/97............................................                         90,000,000      90,000,000
                                                                                                                  ______________
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
    (cost $710,992,701).....................................................                                    $   710,992,701
                                                                                                                ================
Bankers' Acceptances_.5%
Fuji Bank Ltd. (Yankee)
    5.71%, 6/13/97
    (cost $9,932,753).......................................................                   $     10,000,000    $  9,932,753
                                                                                                                ================
Commercial Paper_27.0%
BHF Finance (DE) Inc.
    5.68%, 7/1/97...........................................................                   $     40,000,000    $ 39,620,444
Bankers Trust New York Corp.
    5.69%, 10/17/97.........................................................                         50,000,000      50,000,000
General Motors Acceptance Corp.
    5.47%-5.55%, 5/1/97-7/21/97.............................................                         90,000,000      89,514,000
Lehman Brothers Holdings Inc.
    5.63%-6.06%, 5/28/97-12/19/97...........................................                         75,000,000      73,051,722

Dreyfus Worldwide Dollar Money Market Fund, Inc.
Statement of Investments (continued)                                                                  April 30, 1997 (Unaudited)
                                                                                                     Principal
Commercial Paper (continued)                                                                          Amount          Value
                                                                                                    ____________    ____________
Merrill Lynch & Co. Inc.
    5.65%, 6/2/97...........................................................                    $    20,000,000    $ 19,900,444
Sanwa Business Credit Corp.
    5.62%, 5/23/97-5/29/97..................................................                         85,000,000      84,663,047
Spintab AB
    5.40%-5.64%, 5/7/97-5/27/97.............................................                         85,000,000      84,790,075
Woolwich Building Society
    5.41%, 8/20/97..........................................................                         50,000,000      49,187,542
                                                                                                                  ______________
TOTAL COMMERCIAL PAPER (cost $490,727,274)..................................                                       $ 490,727,274
                                                                                                                  ==============
Corporate Notes_18.0%
Bear Stearns Companies Inc.
    5.79%-5.83%, 1/13/98-1/26/98 (a)........................................                   $     65,000,000    $ 65,000,000
Heller Financial Inc.
    5.80%, 4/15/98 (a)......................................................                         85,000,000      85,000,000
Key Bank N.A. Cleveland
    5.67%, 2/18/98 (a)......................................................                         50,000,000      49,980,594
Lehman Brothers Holdings Inc.
    5.53%, 8/29/97..........................................................                         7,500,000        7,562,491
Merrill Lynch & Co. Inc.
    5.72%-5.75%, 5/13/97-7/2/97 (a).........................................                         70,000,000      69,999,682
PNC Bank N.A.
    5.68%, 2/18/98 (a)......................................................                         50,000,000      49,976,713
                                                                                                                  ______________
TOTAL CORPORATE NOTES (cost $327,519,480)...................................                                       $ 327,519,480
                                                                                                                  ==============
Promissory Notes_4.8%
Goldman Sachs Group L.P.
    5.61%-6.00%, 5/5/97-10/20/97 (b,c)
    (cost $87,000,000)......................................................                   $     87,000,000    $ 87,000,000
                                                                                                                  ==============
Short-Term Bank Notes_1.4%
Bank Of America Illinois
    5.58%, 11/19/97
    (cost $24,993,362)......................................................                   $     25,000,000    $ 24,993,362
                                                                                                                  ==============
U.S. Government Agencies_1.3%
Federal Home Loan Banks, Discount Notes
    5.28%, 5/1/97...........................................................                  $       4,010,000    $  4,010,000
Federal Home Loan Banks, Floating Rate Notes
    5.65%, 1/26/98 (a)......................................................                         20,000,000      20,015,478
                                                                                                                  ______________
TOTAL U.S. GOVERNMENT AGENCIES (cost $24,025,478)...........................                                       $  24,025,478
                                                                                                                  ==============

Dreyfus Worldwide Dollar Money Market Fund, Inc.
Statement of Investments (continued)                                                                April 30, 1997 (Unaudited)
                                                                                                   Principal
Time Deposits_8.1%                                                                                   Amount           Value
                                                                                                 ______________    ______________
Berliner Handels-und Frankforter Bank (Grand Cayman)
    5.72%, 5/1/97...........................................................                      $  27,000,000    $ 27,000,000
First Union National Bank of North Carolina (Nassau)
    5.75, 5/1/97............................................................                         43,516,000      43,516,000
Republic National Bank of New York (London)
    5.75%, 5/1/97...........................................................                         75,000,000      75,000,000
                                                                                                                  ______________
TOTAL TIME DEPOSITS (cost $145,516,000).....................................                                    $   145,516,000
                                                                                                                  ==============
TOTAL INVESTMENTS
    (cost $1,820,707,048)........................................                100.2%                          $1,820,707,048
                                                                               =========                      ==================
LIABILITIES, LESS CASH AND RECEIVABLES............................                 (.2%)                          $  (3,307,165)
                                                                               =========                      ==================
NET ASSETS........................................................               100.0%                          $1,817,399,883
                                                                               =========                      ==================

Notes to Statement of Investments:
    (a)  Varible interest rate_subject to periodic change.
    (b) These notes were acquired for investment, and not with the intent to distribute or sell.
    (c) Securities restricted as to public resale. These securities were acquired from 2/7/97-4/21/97 at a cost of par value. At April 30, 1997, the aggregate value of these securities was $87,000,000 representing approximately 4.8% of net assets and they are valued at amortised cost.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                    APRIL 30, 1997 (UNAUDITED)
                                                                                                      Cost             Value
                                                                                                _______________   ______________
ASSETS:                          Investments in securities_See Statement of Investments          $1,820,707,048   $1,820,707,048
                                 Cash.......................................                                           7,237,588
                                 Interest receivable........................                                          15,636,349
                                 Prepaid expenses and other assets..........                                             287,109
                                                                                                                 _______________
                                                                                                                   1,843,868,094
                                                                                                                 _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         1,262,183
                                 Payable for investment securities purchased                                          25,000,000
                                 Accrued expenses...........................                                             206,028
                                                                                                                 _______________
                                                                                                                      26,468,211
                                                                                                                 _______________
NET ASSETS..................................................................                                      $1,817,399,883
                                                                                                                 ================
REPRESENTED BY:                  Paid-in capital............................                                      $1,817,704,400
                                 Accumulated net realized gain (loss) on investments                                   (304,517)
                                                                                                                 _______________
NET ASSETS..................................................................                                     $1,817,399,883
                                                                                                                 ================
SHARES OUTSTANDING
(25 billion shares of $.001 par value Common Stock authorized)..............                                       1,817,704,400
NET ASSET VALUE, offering and redemption price per share....................                                               $1.00
                                                                                                                        ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS                                                               SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                       Interest Income................................                                         $52,931,582
EXPENSES:                    Management fee_Note 2(a).......................                       $  4,752,795
                             Shareholder servicing costs_Note 2(b)..........                          3,376,145
                             Prospectus and shareholders' reports...........                            107,920
                             Registration fees..............................                             74,895
                             Custodian fees.................................                             59,084
                             Professional fees..............................                             33,215
                             Directors' fees and expenses_Note 2(c).........                             34,178
                                                                                                   _____________
                                 ........Total Expenses                                               8,438,232
                             Less_reduction in management fee due to
                             ...........  undertaking_Note 2(a)                                      (1,311,077)
                                                                                                   _____________
                                 .........Net Expenses                                                                 7,127,155
                                                                                                                    _____________
INVESTMENT INCOME_NET.......................................................                                          45,804,427
NET REALIZED GAIN (LOSS) ON INVESTMENTS_Note 1(b)...........................                                             (79,326)
                                                                                                                    _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $45,725,101
                                                                                                                   ==============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                    Six Months Ended
                                                                                     April 30, 1997              Year Ended
                                                                                       (Unaudited)             October 31, 1996
                                                                                   __________________         __________________
OPERATIONS:
    Investment income_net...............................................             $  45,804,427              $   98,668,436
    Net realized gain (loss) on investments.............................                   (79,326)                   (142,118)
                                                                                   __________________         __________________
      Net Increase (Decrease) in Net Assets Resulting from Operations...                45,725,101                  98,526,318
                                                                                   __________________         __________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net...............................................               (45,804,427)                (98,668,436)
                                                                                   __________________         __________________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold.......................................             2,303,012,561               4,041,516,935
    Dividends reinvested................................................                43,369,667                  94,196,812
    Cost of shares redeemed.............................................            (2,470,503,592)             (4,299,332,288)
                                                                                   __________________         __________________
      Increase (Decrease) in Net Assets from Capital Stock Transactions.              (124,121,364)               (163,618,541)
                                                                                   __________________         __________________
          Total Increase (Decrease) in Net Assets.......................              (124,200,690)               (163,760,659)
NET ASSETS:
    Beginning of Period............................................                  1,941,600,573               2,105,361,232
                                                                                   __________________         __________________
    End of Period.......................................................           $ 1,817,399,883            $ 1,941,600,573
                                                                                  ==================         ==================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the Fund's financial statements.

                                                    Six Months Ended
                                                     April 30, 1997                  Year Ended October 31,
                                                                      ________________________________________________________
PER SHARE DATA:                                       (Unaudited)    1996          1995        1994         1993         1992
                                                     ____________   ______        ______       ______      ______       ______
    Net asset value, beginning of period..            $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                     ________       ______        ______       ______      ______       ______
    Investment Operations:
    Investment income_net.................               .024         .049         .052         .031         .027         .041
                                                     ________       ______        ______       ______      ______       ______
    Distributions:
    Dividends from investment income_net..              (.024)       (.049)       (.052)       (.031)       (.027)       (.041)
                                                     ________       ______        ______       ______      ______       ______
    Net asset value, end of period........            $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                     ========      =======      =======      =======     ========     ========
TOTAL INVESTMENT RETURN...................             4.86%*        4.96%        5.33%        3.17%        2.75%        4.21%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets             .75%*         .81%         .86%         .84%         .77%         .47%
    Ratio of net investment income
      to average net assets...............             4.82%*        4.86%        5.20%        3.07%        2.76%        4.21%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..              .14%*         .05%           --           --         .02%         .21%
    Net Assets, end of period (000's Omitted)      $1,817,400   $1,941,601   $2,105,361   $2,469,367   $3,438,076   $6,158,701
*  Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_Significant Accounting Policies:
    Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $225,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1996. If not applied, $83,000 of the carryover expires in fiscal 2003 and $142,000 expires in fiscal 2004.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2_Management Fee and Other Transactions With Affiliates:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 1996 through October 31, 1997, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .75 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $1,311,077 during the period ended April 30, 1997.

Dreyfus Worldwide Dollar Money Market Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 1997, the Fund was charged an aggregate of $1,740,275 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,206,290 during the period ended April 30, 1997.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
[Dreyfus lion "d" logo]
Registration Mark
DREYFUS WORLDWIDE DOLLAR
MONEY MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            DWWSA974
[Dreyfus logo]
Registration Mark

Worldwide Dollar
Money Market
Fund, Inc.
Semi-Annual
Report
April 30, 1997